As filed with the Securities and Exchange Commission on March 26, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material under Rule 14a-12

THE FIRST WESTERN FUNDS TRUST

 (Name of Registrant as Specified In Its Charter)

c/o ULTIMUS FUND SOLUTIONS, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

 (Address of principal executive offices)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Proxy Statement
__________, 2015

Important Voting Information Inside
First Western Funds Trust
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Series of First Western Funds Trust
Your vote is important.

Please vote immediately!

You can vote through the Internet, by telephone, or by mail.
Details on voting can be found on your proxy card.

First Western Funds Trust
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

SPECIAL MEETING OF SHAREHOLDERS OF
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Important Voting Information Inside

TABLE OF CONTENTS

Letter from the President	3

Notice of Special Meeting of Shareholders	5

Important Information to Help You Understand the Proposals	6

Proxy Statement	8

Proposal 1:	To elect four nominees to serve on the Board of Trustees.

Proposal 2:	To amend, with respect to each of First Western Fixed Income Fund and First Western Short Duration Bond Fund, the fundamental investment restriction regarding concentration.

Proposal 3:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Outstanding Shares and Voting Requirements	22

Additional Information on the Operation of the Funds	23

Other Matters	25

Exhibit A: Charter of the Committee of Independent Trustees	27

FIRST WESTERN FUNDS TRUST
First Western Fixed Income Fund
First Western Short Duration Bond Fund

Series of First Western Funds Trust

_______, 2015

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually a “Fund,” collectively, the “Funds”), to be held at __:00 a.m., Eastern Time, on ________, 2015 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, to vote on the proposals listed below.  Formal notice of the Meeting appears after this letter, followed by the Proxy Statement.  We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares at your earliest convenience by telephone, through the Internet or by completing and returning the enclosed proxy in the envelope provided.

The Meeting is being held so that shareholders can vote on the following proposals:

PROPOSAL 1.	To elect four nominees to serve on the Board of Trustees (applies to all shareholders).

PROPOSAL 2.	To amend, with respect to each Fund, the fundamental investment restriction regarding concentration (applies only to shareholders of the applicable Fund).

PROPOSAL 3.	To transact any other business, not currently contemplated, that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders are being asked to elect four nominees to serve on the Board of Trustees (Proposal 1).   Shareholders of each Fund are also being asked to approve a change to the Fund’s policy on concentration that would permit the Fund to invest more than 25% of the value of its total assets in the mortgage-backed securities (“MBS”) industry (Proposal 2).  For this purpose, the MBS industry would include non-agency MBS and MBS issued or guaranteed by the U.S. government or its agencies or instrumentalities (“agency MBS”). Information regarding each of the nominees and information regarding the proposed change to the concentration policy is set forth herein.

The Trust’s Board of Trustees has approved Proposal 1 and Proposal 2 and recommends that shareholders vote “FOR” each Proposal.

Your vote is important regardless of the number of shares you own.  In order to avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than _________, 2015.

In addition to voting by mail you may also vote either by telephone or through the Internet as follows:

TO VOTE BY TELEPHONE:	TO VOTE BY INTERNET:
1) Read the proxy statement and have the enclosed proxy card at hand	1) Read the proxy statement and have the enclosed proxy card at hand
2) Call the toll-free number that appears on the enclosed proxy card and follow the step-by-step instructions	2) Go to the website that appears on the enclosed proxy card and follow the step-by-step instructions

We encourage you to vote by telephone or through the Internet using the control number that appears on the enclosed proxy card.  Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.  Whatever method you choose, please read the enclosed Proxy Statement carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.  If you have any questions after considering the enclosed materials, please call 1-800-292-6775.

Sincerely,

Warren J. Olsen
President, First Western Funds Trust

FIRST WESTERN FUNDS TRUST
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

First Western Fixed Income Fund
First Western Short Duration Bond Fund

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held at __:00 a.m., Eastern time, on _________, 2015.  The Proxy Statement is available at www._______________ or by calling the Funds at 1-800-292-6775.

To the Shareholders of the First Western Fixed Income Fund and the First Western Short Duration Bond Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (each a “Fund”, and collectively the “Funds”) will be held at __:00 a.m., Eastern time, on _______, 2015 at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.  The purpose of the Meeting is to consider and vote on the following matters:

Proposal 1:	To elect four nominees to serve on the Board of Trustees (applies to all shareholders).

Proposal 2:	To amend, with respect to each Fund, the fundamental investment restriction regarding concentration (applies only to shareholders of the applicable Fund).

Proposal 2:	To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record as of the close of business on ______, 2015 will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Funds are included herein.

Your vote is important to us.  Thank you for taking the time to consider the proposals.

By order of the Board of Trustees,

Wade R. Bridge
Assistant Secretary
First Western Funds Trust

________, 2015

IMPORTANT
Please vote by telephone or through the Internet by following the instructions on your proxy card, thus avoiding unnecessary expense and delay.  You may also execute the enclosed proxy and return it promptly in the enclosed envelope.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Meeting.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

While we encourage you to carefully read the entire text of the Proxy Statement, for your convenience we have provided answers to some of the most frequently asked questions and a brief summary of the proposals to be voted on by shareholders.

QUESTIONS AND ANSWERS

Q:            What is happening? Why did I get this package of materials?

A:            A special meeting of shareholders of First Western Fixed Income Fund and First Western Short Duration Bond Fund (individually a “Fund,” collectively, the “Funds”) is scheduled to be held at __:00 a.m., Eastern time, on ________, 2015.  According to our records, you were a shareholder of record of one or more of the Funds as of the Record Date for this meeting.

Q:   Why am I being asked to vote on the election of four nominees to the Board of Trustees?

A:   Shareholders of both Funds are being asked to elect four nominees to serve on the Board of Trustees.  The current Board of Trustees has indicated their intention to resign from the Board of Trustees upon the election of the four nominees.  The current Board of Trustees, including all the Independent Trustees, has selected the four nominees presented herein.

Q:   Why am I being asked to vote on the change to the Funds’ policy regarding concentration?

A:   Shareholders of each Fund are being asked to approve a change to the concentration policy in order to permit the Fund to invest more than 25% of its total assets in the mortgage-backed securities (“MBS”) industry.  This change will afford the Funds greater flexibility in meeting their investment objectives by permitting a Fund to take advantage of current investment opportunities and facilitate its ability to respond to changes in market conditions.

Q:            How does the Board of Trustees recommend that I vote?

A:            After careful consideration of each Proposal, the Board of Trustees unanimously recommends that you vote FOR each proposal.  The various factors that the Board of Trustees considered in making its determination are described in the Proxy Statement.

Q:            What will happen if there are not enough votes to hold the Meeting?

A:            It is important that shareholders vote by telephone or Internet or complete and return signed proxy cards promptly, but no later than _______, 2015, to ensure there is a quorum for the Meeting.  You may be contacted by a representative of the Trust or First Western Capital Management Company (the “Adviser”) or a proxy solicitor, if we do not hear from you.  If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the proposal, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:            Will the Funds be required to pay for this proxy solicitation?

A:            No, the Adviser will pay the cost of this proxy solicitation and all other costs incurred by the Funds in connection with the Meeting of Shareholders.

Q:            Whom should I call for additional information about the Proxy Statement?

A:            If you have any questions regarding the Proxy Statement or completing and returning your proxy card, please call 1-800-292-6775.

FIRST WESTERN FUNDS TRUST
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

First Western Fixed Income Fund
First Western Short Duration Bond Fund

To Be Held on __________, 2015

PROXY STATEMENT

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees”) of First Western Funds Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Meeting”) of two series of the Trust, the First Western Fixed Income Fund and the First Western Short Duration Bond Fund (individually a “Fund,” collectively, the “Funds”), to be held at the offices of the Trust’s transfer agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 on __________, 2015 or at any adjournment thereof.  The principal business address of the Funds is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

At the Meeting shareholders of the Funds you will be asked:

Proposal 1:	To elect four nominees to serve on the Board of Trustees (applies to shareholders of both Funds).
Proposal 2:	To amend, with respect to each Fund, the fundamental investment restriction regarding concentration (applies only to shareholders of the applicable Fund).
Proposal 3:
To transact any other business, not currently contemplated, that may properly come before the special meeting of shareholders or any adjournment thereof in the discretion of the proxies or their substitutes.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal.  A shareholder may revoke a proxy at any time prior to use at the Meeting by filing with the Assistant Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting in person.  This Proxy Statement and proxy card will be first mailed to shareholders on or about _______, 2015.

The Adviser will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred by the Funds in connection with the Meeting of shareholders.

The Trust has retained __________________ to solicit proxies for the Meeting which is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting broker-dealer firms, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.  The anticipated cost of these services is approximately $________ and such cost will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by representatives of the Funds without cost to the Funds.  Such solicitation may be by telephone, facsimile or otherwise.  It is anticipated that broker-dealer firms, custodians, nominees, fiduciaries and other financial institutions will be requested to forward proxy materials to beneficial owners and to obtain approval for the execution of proxies.  Upon request, the Adviser will reimburse such persons or entities for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:	TO ELECT FOUR NOMINEES TO SERVE ON THE BOARD OF TRUSTEES

Shareholders of both Funds are being asked to elect four nominees (the “Nominees”) to serve on the Board of Trustees of the Trust to fill the vacancies of the three existing Trustees who have indicated their desire to resign.  The election of the four Nominees will ensure that at least two-thirds of the members of the Board have been elected by shareholders of the Trust as required by the Investment Company Act of 1940 (the “1940 Act”).

The Trustees who are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) acting in the capacity of the nominating committee, have nominated the following individuals for election to the Board of Trustees:  Gregory J. Ellena, Scott A. MacKillop, Debra Lee McGinty-Poteet and Debra B. Silversmith, who are described herein.  If elected by shareholders, the Nominees will be new members of the Board of Trustees.  None of the existing Trustees are standing for reelection nor do they intend to remain on the Board following the election of the Nominees.  The Board of Trustees recommends that you vote in favor of the election of each Nominee.

The Trustees (including all the Independent Trustees) nominated and selected each of Gregory J. Ellena, Scott A. MacKillop, Debra Lee McGinty-Poteet and Debra B. Silversmith for election as a Trustee.  The Independent Trustees reviewed information they considered to be pertinent to the nomination of the Nominees to the Board of Trustees.  The Independent Trustees considered, among other factors, each Nominee's business and financial experience, educational background and leadership qualities.

The term of office of each Nominee will be until he/she resigns, is removed, dies, or becomes incapacitated or otherwise unable to serve.  Each Nominee has indicated a willingness to serve as a member of the Board of Trustees if elected.  If any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.  However, management has no reason to believe that any Nominee will be unavailable for election.

The Board of Trustees Generally

The Board of Trustees oversees the management of the Trust and meets at least quarterly to review reports about the Trust's operations.  The Board of Trustees provides broad supervision over affairs of the Trust.  The Board of Trustees, in turn, elects the officers of the Trust to actively supervise the Funds’ day-to-day operations.  Subject to the 1940 Act and applicable Ohio law, the Trustees may fill vacancies in or reduce the number of Board members, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate. They may appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees who may exercise the powers and authority of the Board to the extent that the Trustees determine. They may, in general, delegate such authority as they consider desirable to any officer of the Trust, to any Committee of the Board and to any agent or employee of the Trust.

The Trust’s Agreement and Declaration of Trust provides that the Trust shall indemnify each of its Trustees against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Trustee may be or may have been involved as a party or otherwise or with which such Trustee may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee, and except that no Trustee shall be indemnified against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Trustee’s office.

Identifying and Evaluating the Trust’s Nominees

The Board’s Committee of Independent Trustees has the responsibility of evaluating and nominating new independent trustee candidates.  The Committee of Independent Trustees (the “Committee”) is comprised solely of Independent Trustees.  In overseeing the process of identifying and evaluating potential Trustee nominees, the Committee considers a wide variety of factors, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial and other relevant experience; (v) an assessment of the candidate’s character, integrity, ability and judgment; (vi) whether or not the candidate serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (vii) whether or not the candidate has any relationships that might impair his or her independence; and (viii) overall interplay of a candidate’s experience, skill and knowledge with that of other Trustees.  The Committee has not developed a formal policy with regards to the diversity of Board membership.  They believe the primary purpose behind the process of identifying and evaluating potential nominees is to find the best possible nominee.  In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the current Trustees; (ii) the Trust’s officers; (iii) the Adviser; and (iv) any other source the Committee members deem to be appropriate.  The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices.

Information Regarding the Trust’s Nominees and Executive Officers

The Board has concluded, based on each Nominee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Nominees that the Nominee is qualified to serve on the Board.  The Board believes that the Nominees’ posses the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Trust’s other service providers, legal counsel and its independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees.  A Nominee’s ability to perform effectively may have been attained through his/her profession, education and/or business activities.

Set forth below is a summary of the specific experience, qualifications, attributes and/or skills for each Nominee.  In determining that a particular Nominee is and will continue to be qualified to serve as a Trustee, the Independent Trustees considered a variety of criteria, none of which, in isolation, is controlling.   References to the qualifications, attributes and skills of Nominees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any Nominee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Independent Trustee Nominees
Gregory J. Ellena
Mr. Ellena has held executive positions principally in the commercial banking industry for over 30 years.  He has acted as a consultant in the capital formation, risk-controlled revenue generation and organizational growth and profitability for various banks.  Mr. Ellena was a founder, executive officer and Director of Trust Bank of Colorado and served as a Senior Lender and member of the Board of Directors of Northern Trust Bank of Colorado following the sale of Trust Bank to Northern Trust in 1998.  From 2005 until 2013, he was Chairman and Chief Executive Officer of New Mexico Banquest Corporation, the financial holding company of First National Bank of Santa Fe.    Mr. Ellena was President of Document Analytic Technologies, LLC (d.b.a. Exemplify), a software development firm from 2013 until its sale in 2014.  He holds a B.A. degree (cum laude) in Economics from Harvard University and has been an active member of numerous social profit organizations. Mr. Ellena served as Chairman of the New Mexico Symphony Orchestra from 2005 until 2007 and is presently a member of the University Board of Pepperdine University and an Advisory Director of the Pepperdine Microenterprise Program.  The Board has concluded that Mr. Ellena is suitable to serve as a Trustee because of his professional experience, positions of leadership and his academic background.

Scott A. MacKillop
Mr. MacKillop has held executive positions in the investment management industry for over 20 years and worked as an attorney from 1976 until 1991.  From 1992 until 1997, he worked at ADAM Investment Services, Inc., one of the first firms to provide mutual fund managed account services to independent advisers, where he served as Senior Vice President from 1992 to 1997; and as President from 1997 to 1998.  Mr. MacKillop worked at PMC International, Inc. following its acquisition of ADAM Investment Services in 1997, and was President and Chief Operating Officer from 1998 until 2000.  At PMC International, he was responsible for developing new products, strategies and client relationships and led the firm in achieving profitability during his tenure.  Mr. MacKillop was President and Principal of Trivium Consulting, LLC from 2000 until 2004, a consulting firm to financial institutions and investment advisers.  He was President of US Fiduciary Services from 2004 until 2006, a provider of managed account, investment consulting and performance reporting services to financial institutions and investments advisers.  He served as President and Chief Compliance Officer of Frontier Asset Management, LLC, a provider of asset management and other investment support services to financial advisors and their clients from 2007 to January 31, 2015.  He served on the Board of Trustees of the Adelante U.S. Real Estate Securities Fund, a registered management investment company, from 2002 until 2010.  Mr. MacKillop holds a B.A. degree in Political Science from Stanford University and a J.D. degree from the George Washington University Law School.   The Board has concluded that Mr. MacKillop is suitable to serve as a Trustee because of his professional investment and business experience, his academic background and his service on other boards.

Debra Lee McGinty-Poteet
Ms. McGinty-Poteet began her career at CNA Insurance Company where she served in various supervisory positions.  She worked at Security Pacific Bank from 1982 until 1992 and was promoted to the position of Global Head of Mutual Funds, where she was responsible for the development and launch of new mutual funds and investment products.  Ms. McGinty-Poteet was the Global Managing Director of Mutual Funds at Bank of America from 1992 until 1996 responsible for the oversight of 54 mutual funds and the Chief Operating Officer of North American Trust Company from 1997 until 1998.  From 1999 until 2012, she was the Director of Mutual Funds and Sub-Advisory Services for Brandes Investment Partners where she was responsible for overseeing the operations of the proprietary and sub-advisory mutual fund business for Brandes Investment Advisers.  She currently serves as a volunteer to a number of non-profit organizations, including the ASPIRE Center, a treatment program for veterans, Vista Hill Foundation, a drug addiction and mental health treatment facility and Corazon de Vida, a supporter of Mexican orphanages. Ms. McGinty-Poteet holds a B.A. degree from the University of California, Los Angeles (UCLA) and a Masters of Public Administration from California State University, Long Beach.  The Board has concluded that Ms. McGinty-Poteet is suitable to serve as a Trustee because of her professional investment and business experience, her academic background and her service on other boards.

Interested Trustee Nominee
Debra B. Silversmith
Ms. Silversmith currently serves as the Chief Investment Officer of First Western Trust Bank where she is responsible for developing First Western’s overall investment strategies, leading the Investment Policy Committee and directing the firm’s partnerships with outside investment managers. She joined First Western through the merger of Sterling Partners in March 2005 and was a founding partner of Sterling, responsible for research and portfolio management. Prior to founding Sterling Partners, she was the director of research and securities analyst at both Hanifen Imhoff, Inc. and Boettcher & Company and also was a Vice President of Research in the Risk Arbitrage department of Solomon Brothers. Ms. Silversmith has over 30 years of experience in securities analysis and portfolio management. She holds a B.A. degree in Economics from Cornell University, an M.B.A degree from The Wharton School, University of Pennsylvania and earned the Chartered Financial Analyst (CFA) designation.  The Board has concluded that Ms. Silversmith is suitable to serve as a Trustee because of her professional investment management experience, positions of leadership, her academic background and professional designations.

The following is a list of the Nominees and executive officers of the Trust.  The Nominees will serve for an indefinite term, subject to death, resignation, retirement, removal, or inability to serve, and the officers are elected annually.  The Nominee who is an “interested person” of the Trust, as defined by the 1940 Act, is listed as such.  The other Nominees are not considered “interested persons” of the Trust under the 1940 Act; that is, they are not employees or officers of, and have no financial interest in, the Trust’s affiliates or its service providers.

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee Nominee:
Debra Silversmith* 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1953	Nominee	Trustee Nominee	Chief Investment Officer of First Western Trust Bank since July 2014. She was a Managing Director of First Western Trust Bank from 2005 until 2014.	2
Independent Trustee Nominees:
Gregory J. Ellena 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1955	Nominee	Trustee Nominee	President of Document Analytic Technologies, LLC, a software development firm to the legal industry from 2013 to 2014; Chairman and CEO of New Mexico Banquest Corporation, holding company of First National Bank of Santa Fe from 2005 until 2013.	2
Scott A. MacKillop 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1951	Nominee	Trustee Nominee	President and Chief Compliance Officer of Frontier Asset Management, LLC, an asset management and investment support service provider from 2007 to January 2015; Member of the Board of Trustees of the Adelante U.S. Real Estate Securities Fund, a registered management investment company, from 2002 until 2010.	2
Debra Lee McGinty-Poteet 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1956	Nominee	Trustee Nominee	Director of Mutual Funds and Sub Advisory Services for Brandes Investment Partners from 1999-2012; currently serves on the Board for a number of non-profit organizations.	2

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies Within Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Executive Officers:
Robert G. Dorsey 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1957	Since August 2012	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC
Karen L. Garcia 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1960	Since August 2012	Chief Compliance Officer
Executive Vice President and Chief Risk Officer- First Western Financial, Inc. since June 2003; Chief Compliance Officer of First Western Capital Management Company since December 2008; and Chief Compliance Officer of First Western Investment Management, Inc. from  June 2003 until July 1, 2013

Lené Simnioniew 1900 16th Street, Suite 1200 Denver, Colorado 80202 Year of birth: 1962	Since August 2012	Secretary	Corporate Secretary & Legal Administrator - First Western Financial, Inc. since June 2009
Theresa M. Bridge 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246 Year of birth: 1969	Since August 2012	Treasurer	Vice President, Mutual Fund Controller of Ultimus Fund Solutions, LLC since 2000.

*	Debra Silversmith, as an affiliated person of First Western Capital Management Company, the Funds’ investment adviser, is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) under the 1940 Act.

Leadership Structure and Qualifications of Trustees

The Board of Trustees is responsible for oversight of the Funds.  The Trust has engaged the Adviser to oversee the management of each Fund on a day-to-day basis.  The Board is responsible for overseeing the Adviser and the Funds’ other service providers in the operations of the Funds in accordance with the 1940 Act, other applicable federal and state laws, and the Trust’s Agreement and Declaration of Trust.  The Board meets at regularly scheduled meetings four times throughout the year.  In addition, the Trustees may meet in person or by telephone at special meetings or at other times.  The Independent Trustees also meet at each quarterly meeting without the presence of any representatives of the Adviser.  Each current Trustee attended 75% or more Board meetings held during the most recently completed fiscal year and 75% or more committee meetings held by the Committee of the Board on which he served.

Board Leadership.    The Board of Trustees is expected to be led by its newly-elected President, Debra Silversmith.  Ms. Silversmith is an “interested person” of the Trust because she is an employee and officer of First Western Trust Bank, an affiliate company of the Adviser.  Ms. Silversmith, with the assistance of the Trust’s other officers, will oversee the daily operations of the Funds, including monitoring the activities of all of the Trust’s service providers.
The Board of Trustees has not appointed a lead “independent trustee.”  It was determined by the Board that due to its size (4 Trustees), the size of the fund complex (2 funds) and the relatively straightforward investment strategies utilized by the Funds, it is not necessary to appoint a lead “independent trustee”.  The Independent Trustees believe they will be able to consistently work well together and possess the ability to provide appropriate oversight to the operations of the Trust.

Risk Oversight.   An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs.  Each Fund is subject to a number of risks, such as investment risk, valuation risk, operational risk, credit risk, interest risk and legal, compliance and regulatory risk.  The Trust, the Adviser and the other service providers have implemented various processes, procedures and controls to identify risks to a Fund, to lessen the probability of their occurrence and to mitigate any adverse effect should they occur.  Different processes, procedures and controls are employed with respect to different types of risks.  These systems include those that are embedded in the conduct of the regular operations of the Board and in the regular responsibilities of the officers of the Trust and the other service providers.

The Board of Trustees exercises oversight of the risk management process through the Board itself and through the Committee of Independent Trustees.  In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board of Trustees requires management of the Adviser and the Trust, including the Trust’s Chief Compliance Officer (the “CCO”), to report to the Board on a variety of matters at regular and special meetings.  The Board and the Committee of Independent Trustees receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters.  On at least an annual basis, the Independent Trustees meet separately with the CCO outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives a quarterly update from the CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.  The Board also receives quarterly reports from the Adviser and the administrator on the investments and securities trading of the Funds, including each Fund’s investment performance, as well as reports regarding the valuation and credit ratings of the Funds’ securities and other operational and compliance matters.  In addition, in its annual review of each Fund’s advisory agreement, the Board reviews information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board is also provided with copies of the administrator’s reports on internal controls, which cover its fund accounting and transfer agency operations.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing the Trust’s operations and the effectiveness of its committee structure.

Although the risk management policies of the Adviser and the Trust’s other service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective.  Not all risks that may affect the Trust can be identified, nor can processes and controls necessarily be developed to eliminate or mitigate their occurrence or effects.  Some risks are simply beyond the control of the Trust, the Adviser or its affiliates, or other service providers to the Trust.  The Board may at any time, and in its sole discretion, change the manner in which it conducts its risk oversight role.

Board Committees.   The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) the appointment, retention and oversight of the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  The Committee will review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices.  Upon their election by shareholders, Messrs. Ellena and MacKillop and Ms. McGinty-Poteet will be the members of the Committee of Independent Trustees.  The current Committee members met twice during the fiscal year ended August 31, 2014.  A copy of the Charter of the Committee of Independent Trustees is attached as Exhibit A.

Legal Proceedings. In 2006, Ms. Silversmith was involved in a customer dispute alleging violations of state and federal securities laws and common law arising from investment advice rendered to a customer in 1999 and 2000.  The customer sought $9.3 million in compensatory damages and the dispute was arbitrated by the Financial Industry Regulatory Authority (“FINRA”).  On February 29, 2008, the FINRA arbitration panel found Ms. Silversmith liable and awarded the customer $307,717 in compensatory damages.

Nominees’ Ownership of Fund Shares.  The following table shows each Nominee's beneficial ownership of shares of each Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of February 28, 2015.

Name of Trustee	Dollar Range of Fixed Income Fund Shares Owned by Nominee	Dollar Range of Short Duration Bond Fund Shares Owned by Nominee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen by Nominee
Interested Trustee:
Debra Silversmith	None	None	None
Independent Trustees:
Gregory J. Ellena	None	None	None
Scott A. MacKillop	None	None	None
Debra Lee McGinty-Poteet	None	None	None

Nominee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC (the “Distributor”), the Funds’ principal underwriter, will receive any compensation from the Funds for serving as an officer or Trustee of the Trust.  Each Trustee who is an Independent Trustee receives from the Trust an annual fee of $10,000, payable quarterly, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the estimated compensation to be paid to each Nominee with respect to their first full fiscal year of service:

Trustee	Estimated Compensation Paid for Service to each Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation Paid for Service to the Funds and Fund Complex
Interested Trustee:
Debra Silversmith	None	None	None	None
Independent Trustees:
Gregory J. Ellena	$5,000	None	None	$10,000
Scott A. MacKillop	$5,000	None	None	$10,000
Debra Lee McGinty-Poteet	$5,000	None	None	$10,000

The Board of Trustees recommends that shareholders of the Funds vote FOR the election of the four Nominees.

PROPOSAL 2:	TO AMEND THE FUNDAMENTAL INVESTMENT LIMITATION OF EACH FUND REGARDING CONCENTRATION

The Board of Trustees has approved a change to each Fund’s policy regarding concentration that would permit each Fund to invest more than 25% of its assets in the mortgage-backed securities (“MBS”) industry.  For this purpose, the MBS industry would include non-agency MBS and MBS issued or guaranteed by the U.S. government or its agencies or instrumentalities (“agency MBS”).

Each Fund’s current concentration policy and the proposed policy are set forth below.

•	Current Concentration Policy. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

•	Proposed Concentration Policy. Each Fund will not invest more than 25% of the value of its total assets in securities of issuers in any one industry, except that each Fund will concentrate in the mortgage-backed securities industry, which shall include agency and non-agency mortgage-backed securities. For purposes of the foregoing concentration policy, obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities that are not mortgage-backed securities or repurchase agreements with respect thereto shall not be considered part of any industry (the “Modified Policy”).

Discussion of Proposal

The 1940 Act requires a registered investment company, such as the Funds, to have fundamental” policies governing certain investment practices.  An investment policy is “fundamental” if it cannot be changed or deviated from without the approval of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a fund.  Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental”. One such required fundamental policy relates to a fund’s ability to concentrate its investments in a particular industry or group of related industries.

As required by the 1940 Act, when each Fund was initially created it adopted a fundamental investment restriction relating to the Fund’s ability to concentrate investments in a particular industry or group of related industries.  Each Fund’s current concentration policy has remained unchanged since the Fund’s inception.  The 1940 Act does not define what constitutes “concentration” in any industry.  However the Securities and Exchange Commission (the “SEC”)  has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  In particular, the SEC has taken the position that non-agency MBS constitute an industry and must be considered as such when monitoring for industry concentration.

To pursue its investment objectives, each Fund normally invests 80% of its assets in “fixed income” securities.  Each Fund’s definition of “fixed-income” securities includes mortgage-backed securities (agency and non-agency MBS).  The SEC’s position on non-agency MBS effectively limits each Fund’s ability to invest in non-agency MBS to less than 25% of the Fund’s assets.  Agency MBS, which share similar risk profiles as non-MBS, are not subject to the industry concentration policy as explicitly set forth in the Current Policy.  The Adviser believes that it is in the best interests of each Fund and its shareholders to afford each Fund the ability to invest more than 25% of its assets in a combination of agency MBS and non-agency MBS.  In particular, the Adviser is of the view that increased flexibility to invest in a combination of agency MBS and non-agency MBS would enhance each Fund’s ability to take advantage of investment opportunities and facilitate its ability to respond to changes in market conditions.  The Modified Policy is consistent with the SEC’s views on non-agency MBS and is not expected to significantly affect how either Fund is managed.  Accordingly, the Adviser recommended to the Board that the Modified Policy be adopted to replace the Current Policy.  At its meeting on March 17, 2015, the Board considered the Adviser’s recommendation.  Upon evaluation of all facts it considered relevant, the Board unanimously approved the Modified Policy and the submission of that Policy to shareholders of each Fund for their approval.

If a Fund’s shareholders do not approve the Modified Policy, the Fund’s Current Policy will remain in effect.   In view of the SEC’s position on non-agency MBS, each Fund would be prohibited from investing more than 25% of its total assets in non-agency MBS under the Fund’s Current Policy.

Risks of the Proposal

If the Modified Policy is approved by shareholders, each Fund will be subject to certain heightened risks associated with investments in MBS.  The Funds are already subject to the risks of investing in MBS because each Fund has allocated a portion of its portfolio to such securities.  The Funds’ prospectus and/or statement of additional information currently describe the following risks associated with investing in MBS securities.  If the Modified Policy is approved by shareholders these documents will be updated to enhance the risk disclosure regarding concentration in the MBS securities industry.

The value of some MBS in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly.  Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with MBS.  This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors.  Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates.  The rate of prepayments may also be influenced by economic and other factors.  Prepayment risk includes the possibly that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring a Fund to invest the proceeds at generally lower interest rates.  Due to recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board ending its quantitative easing program, there may be a greater likelihood that interest rates will rise or that there will be increased volatility in the markets.  In addition, certain MBS may be more volatile and less liquid than other traditional types of fixed income securities.

Payment of principal and interest on some MBS (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Association Corporation (“Freddie Mac”).  Each of Fannie Mae and Freddie Mac is a government–sponsored corporation that is not backed by the full faith and credit of the U.S. Government, but instead is supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.  In 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the U.S. Federal Housing Finance Agency (“FHFA”).  Under this conservatorship, the FHFA operates and manages the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.  The future of Fannie Mae and Freddie Mac is in question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation or abolishment of the entities, each of which may, in turn, impact the value of any mortgage backed securities guaranteed by Fannie Mae and Freddie Mac.

Non-agency MBS are issued by private issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.  Non-agency MBS do not have a government or government-sponsored entity guarantee, but may have credit enhancement provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.  There may be a limited market for non-agency MBS, especially when there is a perceived weakness in the mortgage and real estate market sectors.  Due to economic conditions, including lower home prices and aggressive lending practices, mortgage loans have in recent periods experienced increased rates of delinquency, foreclosure, bankruptcy and loss, In addition, non-agency MBS are not subject to the underwriting requirements for the underlying mortgages that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying non-agency MBS may have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Non-agency MBS more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The Funds may also invest in commercial MBS, which include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Each Fund may also invest, at the time of purchase, up to 20% of its net assets in debt securities (including MBS securities) rated less than “investment grade” which are commonly called “junk” securities.  These securities are often considered to be speculative and involve greater risk of default or price changes than higher-rated securities due to change in the issuer’s creditworthiness.  An economic downturn tends to disrupt the market for lower-rated securities and adversely affect their values.

PROPOSAL 3:	TO TRANSACT ANY OTHER BUSINESS, NOT CURRENTLY CONTEMPLATED, THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than the matters described herein or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on _________, 2015 (the “Record Date”) as the record date for determining shareholders of each of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof.  As of the Record Date, there were _____________ outstanding shares of beneficial interest of the First Western Fixed Income Fund and ________________ outstanding shares of beneficial interest of the First Western Short Duration Bond Fund.  Each share of a Fund is entitled to one vote, with proportionate voting for fractional shares.

5% Shareholders.  As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of the Funds.  Accounts with an asterisk may be deemed to control a Fund by virtue of owning more than 25% of the outstanding shares.  No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Funds on the Record Date.

Name and Address of Record Owner	Percentage Ownership

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  A quorum consists of more than 50% of the outstanding shares entitled to vote to be represented at the Meeting.  If a quorum is represented at the Meeting, a vote of a plurality (a simple majority of the votes cast at a meeting) is required for the election of Trustees (Proposal 1).  If a quorum is represented at the Meeting, a vote of a majority of the outstanding shares of each Fund is required to approve the proposal to change the Fund’s concentration policy (Proposal 2).  The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or respected by proxy or (2) more than 50% of the outstanding shares.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum for a Fund is not present at the Meeting, the vote of a majority of shares present is sufficient for adjournment of the Meeting to a later date.  If a quorum for a Fund is present at the Meeting but sufficient votes to approve the proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares of a Fund represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Accordingly, “broker non-votes” and abstentions on the Proposal effectively will be a vote against the Proposal.

The Trustees of the Funds intend to vote all of their shares, if any, in favor of the proposals described herein.  All Trustees and officers as a group owned of record or beneficially less than 1% of each Fund’s outstanding shares on the Record Date.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUNDS

Principal Underwriter

Ultimus Fund Distributors, LLC (the “Underwriter”) serves as the Funds’ principal underwriter and, as such, is the exclusive agent for distribution of the Funds’ shares.  The Underwriter is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares.  Shares of the Funds are offered to the public on a continuous basis.  The Underwriter is located at 225 Pictoria Drive, Suite 450, Cincinnati Ohio 45246.

Administration and Other Services

Ultimus Fund Solutions, LLC (“Ultimus”) provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Funds.  Ultimus is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Independent Registered Public Accounting Firm

The Committee of Independent Trustees and the Board of Trustees have selected BBD, LLP, (“BBD”) 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the Trust’s independent registered public accounting firm for the fiscal year ending August 31, 2015. As part of its review process, the Committee of Independent Trustees carefully considered the provision of certain non-audit services, as described below, when evaluating BBD’s independence for purposes of its selection as the Funds’ independent public accounting firm.  In a letter to the Committee of Independent Trustees dated October 21, 2014, BBD confirmed its independence with respect to the Funds within the meaning of the federal securities laws.   Representatives of BBD are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so.  If representatives of BBD are present at the Meeting, they will be available to respond to appropriate questions from shareholders.

Fees Billed by BBD to the Trust During the Previous Two Fiscal Years
Audit Fees
The aggregate fees billed for professional services rendered by BBD for the audit of the annual financial statements of the Trust or for services that are normally provided by BBD in connection with statutory and regulatory filings or engagements were $25,000 with respect to the fiscal year ended August 31, 2014 and $18,500 with respect to the fiscal period ended August 31, 2013.

Audit-Related Fees
No fees were billed in either of the last two fiscal years for assurance and related services by BBD that are reasonably related to the performance of the audit of the Trust’s financial statements and are not reported as “Audit Fees” in the preceding paragraph.

Tax Fees
The aggregate fees billed to the Trust for professional services rendered by BBD for tax compliance, tax advice and tax planning were $6,000 with respect to the fiscal year ended August 31, 2014 and $6,000 with respect to the fiscal period ended August 31, 2013.  The services comprising these fees are related to tax planning, compliance and the preparation of the Trust’s federal tax returns.

All Other Fees	No fees were billed in either of the last two fiscal years for products and services provided by BBD other than the services reported above.
Aggregate Non-Audit Fees
The aggregate fees billed to the Trust for non-audit services rendered by BBD were $6,000 with respect to fiscal year ended August 31, 2014 and $6,000 with respect to fiscal year ended August 31, 2013.  These services relate to tax compliance, tax advice and tax planning for the Trust.  The aggregate fees billed to the Adviser and any entity controlling, controlled by, or under common control with the Adviser for non-audit services rendered by BBD were $134,400 with respect to calendar year ended December 31, 2013 and $143,600 with respect to calendar year ended December 31, 2012.  The services relate to audit and tax preparation for eight unregistered investment companies in which the Adviser serves as general partner.

The Committee of Independent Trustees has adopted pre-approval policies that call for the Committee to pre-approve all audit services and, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust and pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust.  As part of these policies the Committee has delegated to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust’s independent registered public accounting firm, as contemplated above.  The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.  In addition, as it relates to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated in the previous two paragraphs is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee, prior to the completion of the audit.  With respect to non-audit services provided by the independent registered public accounting firm to the Trust’s Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

Annual and Semi-Annual Reports

The Funds will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 1-800-292-6775, or write to Wade R. Bridge, Assistant Secretary, First Western Funds Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

OTHER MATTERS

Shareholder Proposals

As an Ohio business trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust's proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust's proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Funds are not required as long as there is no particular requirement under the 1940 Act or the Trust’s Agreement and Declaration of Trust, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Wade R. Bridge, Assistant Secretary of the Trust, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Funds, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.  Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Funds have received different instructions from one or more of the shareholders.  The Funds will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Funds, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or e-mail copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to First Western Funds Trust, P.O. Box 46707, Cincinnati, Ohio 45246-0707, or call the Funds toll-free at 1-800-292-6775 or e-mail the Funds at fundinfo@ultimusfundsolutions.com.

By Order of the Board of Trustees,
Wade R. Bridge
Assistant Secretary

Date:    __________, 2015

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote by telephone or through the Internet by following the instructions on your proxy card.

EXHIBIT A:   CHARTER OF THE COMMITTEE OF INDEPENDENT TRUSTEES

FIRST WESTERN FUNDS TRUST

CHARTER FOR COMMITTEE OF INDEPENDENT TRUSTEES

I.	THE COMMITTEE

The Committee of Independent Trustees (the “Committee”) of the First Western Funds Trust (the “Trust”) shall be composed entirely of Trustees who are not “interested persons” of the Trust or its investment adviser (the “Independent Trustees”), as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  Hereafter any references in the Trust’s policies and procedures to an “Audit Committee” shall be considered a reference to this Committee.

II.	FINANCIAL REPORTING AND FUNCTIONS

1.                  The Committee shall: (a) oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) be responsible for the appointment of and compensation of any independent registered public accounting firm employed by the Trust for the purpose of preparing or issuing an audit report or related work, including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting and requiring the independent registered public accounting firm to report to the Committee; (c) oversee the work of the independent registered public accounting firm and the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (d) act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees.

2.                  The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

3.                  To carry out its purposes, the Committee shall have the following duties and powers:

(a)	to be responsible for the selection, oversight, retention or termination of the independent registered public accounting firm and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the independent registered public accounting firm, (ii) evaluate the independence of the independent registered public accounting firm and its compliance with applicable requirements, based upon its representations to the Committee, (iii) pre-approve all audit services and, when appropriate, any non-audit services1 provided by the independent registered public accounting firm to the Trust, and (iv) pre-approve, when appropriate, any non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser,2 or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust;

1
The Sarbanes-Oxley Act of 2002 prohibits a fund’s independent accountant from providing certain enumerated non-audit services contemporaneously with the fund’s audit.  These services include:  (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions and contribution in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker dealer, investment adviser, or investment banking services; (viii) legal and expert services unrelated to the audit; and (ix) any other service the Board determines is prohibited.

(b)	to meet with the Trust’s independent registered public accounting firm, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Trust’s financial statements, including any adjustments to such statements recommended by the independent registered public accounting firm, or other results of said audit(s); (iii) to consider the independent registered public accounting firm’s comments with respect to the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (iv) to review the form of opinion the independent registered public accounting firm proposes to render to the Board of Trustees and shareholders; and (v) to discuss any other matters that are required to be communicated by the independent registered public accounting firm in accordance with generally accepted auditing and independence standards;

(c)	to receive at least annually a report from the independent registered public accounting firm within 90 days prior to the filing of the firm’s report (or receive an updated report within such 90 day period, if the firm’s annual report is presented to the Committee more than 90 days prior to the filing of the firm’s report) which includes the following: (i) all critical accounting policies and practices used by the Trust (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent registered public accounting firm, (iii) other material written communications between the independent registered public accounting firm and the management of the Trust since the last annual report or update, and (iv) a description of any non-audit services provided, including fees associated with the services, to the Trust since the last annual report or update that were not subject to the pre-approval requirements as discussed above;

2         This does not include a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

(d)	to meet with the Trust’s Treasurer and representatives of the Trust’s accounting services provider, as necessary;

(e)	to review the audited financial statements and unaudited semiannual financial statements and make recommendations to the Board regarding approval of such statements;

(f)	to discuss all disclosures made by the Trust’s officers certifying the Trust’s Form N-CSR to the Committee, based on such officers’ most recent evaluation as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust’s ability to record, process, summarize and report financial data and weaknesses in internal controls, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Trust’s internal controls;

(g)	to consider the effect upon the Trust of any changes in accounting principles or practices proposed by management or the independent registered public accounting firm; and

(h)	to receive, retain and deal with on a confidential basis complaints regarding accounting, internal controls and auditing matters, and to investigate improprieties or suspected improprieties in Trust operations brought to the attention of the Committee.

4.                  The Committee hereby delegates to the Chairman of the Committee, when the Committee is not in session, the authority to pre-approve audit and non-audit services provided by the Trust’s independent registered public accounting firm, as contemplated by paragraph 3(a) of this Section II.  The Chairman shall report, for informational purposes only, any pre-approval decisions to the Committee at its next scheduled meeting.

5.                  With respect to the provision of services provided by the independent registered public accounting firm to the Trust, other than audit, review or attest services, the pre-approval requirement contemplated by paragraph 3(a) of this Section II is waived if (i) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust to its independent registered public accounting firm during the fiscal year in which the services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee, or by the Chairman of the Committee pursuant to paragraph 4 of this Section II, prior to the completion of the audit.  With respect to non-audit services provided by the independent registered public accounting firm to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust, the pre-approval requirement is waived if the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the independent registered public accounting firm by the Trust, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be pre-approved by the Committee.

III.	BOARD NOMINATIONS AND FUNCTIONS.

1.            The Committee shall select and nominate all persons to serve as Independent Trustees.  The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for any funds of the Trust.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers.

2.            The Committee also shall evaluate the qualifications of and make recommendations for “interested” Trustee candidates to the Board.

3.            The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission (the “SEC”) regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.            The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s offices.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

5.            The Committee shall periodically review Independent Trustee compensation and shall recommend any appropriate changes in compensation to the Independent Trustees as a group.

6.            The Committee shall oversee arrangements for orientation of new Independent Trustees, and continuing education for Independent Trustees.

7.            The Committee shall oversee the governance processes and activities of the Board, including the conduct of Board meetings and the nature and organization of materials prepared for Board meetings.

IV.	COMMITTEE NOMINATIONS AND FUNCTIONS.

1.            The Committee has the authority to make recommendations to the full Board for nomination for membership on any committees of the Board.

2.            The Committee has the authority to make recommendations to the full Board for any policy for retirement from Board membership.

3.            The Committee has the authority to review as necessary the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized.  The Committee shall make recommendations for any such action to the full Board.

4.            The Committee shall, at least as often as is required by law, review the performance of all Board members.  The Committee may invite any or all Trustees or others to participate in such reviews as it deems appropriate.

V.	QUALIFIED LEGAL COMPLIANCE COMMITTEE FUNCTIONS AND RESPONSIBILITIES.

1.            The Committee shall act as the Trust’s “qualified legal compliance committee (QLCC),” as such term is defined in Section 205.2 adopted under the Securities Act of 1933, as amended.

2.            The Committee shall adopt written procedures for the confidential receipt, retention and consideration of any report made to the QLCC regarding evidence of (1) a material violation of an applicable United States federal or state securities law, (2) a material breach of a fiduciary duty arising under United States federal or state law, or (3) a similar material violation of any United States federal or state law by the Trust or by any officer, trustee, employee or agent of the Trust.

3.            If the Trust fails in any respect to take any remedial action that the Committee has recommended as the result of an investigation pursuant to the procedures referenced in section 2 above and if deemed appropriate by the Committee, the Committee shall notify the SEC that the Trust failed in a material respect to implement an appropriate response.

4.            The Committee shall investigate any report of evidence of a material violation of securities law or breach of fiduciary duty or similar violation by a Fund, its officers, directors or agents, as contemplated by Section 307 of the Sarbanes-Oxley Act of 2002, and to recommend that the Trust take any appropriate remedial action.

VI.            OTHER POWERS AND RESPONSIBILITIES.

1.            The Committee shall meet at least quarterly in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.            The Committee shall have the authority to assess and determine whether counsel to the Independent Trustees is “independent legal counsel” as defined by Rule 0-1(a)(6) under the 1940 Act.

3.            The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

4.            The Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis and make such recommendations as the Committee may deem necessary or appropriate.

5.            A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Trust’s by-laws.  In the event of any inconsistency between this Charter and the Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

6.            The Committee shall review this Charter as appropriate and recommend any changes to the full Board.

7.            The Committee shall elect one of its members to serve as Chairman, who shall serve until another Chairman is elected.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS – __________, 2015

FIRST WESTERN FUNDS TRUST

The undersigned hereby appoint(s) Wade R. Bridge, Karen Garcia and John Chilton, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote, as specified below, all shares of beneficial interest of the above referenced funds, each a series of First Western Funds Trust (the "Trust"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held at ____ a.m., Eastern time, on ___________, 2015 at the Trust's offices, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. The proxies are authorized, in their discretion, to vote upon such matters as may come before the Special Meeting or any adjournments.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-___-____

Dated ______________________

Signature(s) *(Sign in the Box)*

Note: This proxy must be signed exactly as your name(s) appears hereon. If you are signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement that the proxy card accompanies.

VOTING OPTIONS

Read your Proxy Statement and have it at hand when voting by phone or on the internet.

Vote on the Internet

Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions available 24 hours

Vote by Phone

Call 1-800-___-____
Follow the recorded instructions available 24 hours

Vote by Mail

Vote, sign and date this Proxy card and return it in the postage-paid envelope.

Mail

DO NOT TEAR

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

1. To elect four nominess to serve on the Board of Trustees of the Trust.

	FOR	WITHHOLD
Gregory J. Ellena	☐	☐
Scott A. MacKillop	☐	☐
Debra Lee McGinty-Poteet	☐	☐
Debra B. Silversmith	☐	☐

2. To amend the fundamental investment restriction regarding concentration for your Fund.

	FOR	AGAINST	ABSTAIN
First Western Fixed Income Fund	☐	☐	☐
First Western Short Duration Bond Fund	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the First Western Funds Trust Special Meeting of Shareholders to Be Held on __________, 2015.
The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/xxx-xxxxx

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.